Exhibit 10.34

THIRD AMENDMENT TO LEASE

THIS THIRD AMENDMENT TO LEASE (this “Third Amendment”), is made as of this 24 day of OCTOBER, 2012, by and between DIV DANBURY 187, LLC, a Delaware limited liability company and DIV LINDEN 187, LLC, a Delaware limited liability company, both having a place of business at c/o Davis Marcus Partners, Inc., One Appleton Street, Boston, Massachusetts 02116 (collectively, the “Landlord”), as landlord, and SIRIUSDECISIONS, INC., a Delaware corporation, having a place of business at 187 Danbury Road, Wilton, Connecticut 06897 (hereinafter called “Tenant”), as tenant.

WITNESSETH:

WHEREAS, Landlord is the owner of that certain building (the “Building”) located at 187 Danbury Road, Wilton, Connecticut (the “Property”);

WHEREAS, Landlord and Tenant entered into a certain Lease for a portion of the Building dated as of March 27, 2006 (the “Original Lease”), as amended by that certain Amendment to Lease dated as of March 27, 2008 (the “First Amendment”), as further amended by that certain Second Amendment to Lease dated as of June 15, 2012 (the “Second Amendment”; and together with the Original Lease and the First Amendment, the “Original Amended Lease”) pursuant to which Tenant leases certain space at the Building consisting of 17,744 rentable square feet in area (the “Premises”) as more particularly described in the Original Amended Lease;

WHEREAS, Landlord and Tenant desire to amend certain terms of Article 18 of the Original Amended Lease as specified herein and any others as described hereby;

NOW, THEREFORE, in consideration of the mutual promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is mutually acknowledged, Landlord and Tenant hereby agree that:

A.

Defined Terms. Unless otherwise defined herein, all capitalized terms used in this Third Amendment shall have the meanings ascribed to them in the Original Amended Lease. From and after the effective date hereof, the term “Lease” as used in the Original Amended Lease shall mean and refer to the Original Amended Lease as amended by this Third Amendment.

B.	Lease Amendment. Landlord and Tenant agree to amend the Original Amended Lease as follows:
1.	Termination Option. Effective as of the date hereof, the following calendar dates in Article 18 of the Original Amended Lease shall be deleted and replaced as specified:
a.	The calendar date “November 1, 2016” as stated in the first grammatical sentence of Section 18.1 of the Original Amended Lease is hereby deleted and replaced by the calendar date “November 1, 2017”.
b.	The calendar date “November 1, 2015” as stated in Section 18.l(a) of the Original Amended Lease is hereby deleted and replaced by the calendar date “November 1, 2016”.
c.	The calendar date “November 30, 2015” as stated in Section 18.1(b) of the Original Amended Lease is hereby deleted and replaced by the calendar date “November 30, 2016”.
d.	The calendar date “April 1, 2016” as stated in Section 18.1(c) of the Original Amended Lease is hereby deleted and replaced by the calendar date “April 1, 2017”.
e.

The calendar date “April 16, 2016” as stated in the last paragraph of Section 18.1 following Section 18.1(e) of the Original Amended Lease is hereby deleted and replaced by the calendar date “April 16, 2017”.

C.

Broker. Landlord and Tenant represent and warrant to each other that they have not had any dealings with any broker, agent or finder in connection with the transaction evidenced by this Third Amendment. Each party agrees to protect, indemnify, defend and hold the other harmless from and against any and all expenses with respect to any compensation, commissions and charges claimed by any broker, agent or finder with respect to this Third Amendment and the negotiation thereof that is made by reason of any action or agreement by such party.

D.

Lease Ratification. This instrument and all of the terms and provisions hereof shall be considered for all purposes to be incorporated into and made part of the Original Amended Lease. The Original Amended Lease and each provision, covenant, condition, obligation, right and power contained therein is hereby ratified and confirmed, and, as modified hereby, shall continue in full force and effect. All references appearing in the Original Amended Lease and in any related instruments shall be amended and read hereafter to be references to the Original Amended Lease as amended by this Third Amendment. In the event of any inconsistencies or conflicts between other provisions of the Original Amended Lease and the provisions of this Third Amendment, the provisions hereof shall govern and control. Except as specifically amended in this Third Amendment, the Original Amended Lease is and shall remain in full force and effect and has not been amended, modified, terminated or assigned.

E.

Authority. Landlord represents and warrants to Tenant that Landlord and the person signing on its behalf are duly authorized to execute and deliver this Third Amendment and that this Third Amendment constitutes its legal, valid and binding obligation. Tenant hereby represents and warrants to Landlord that Tenant and each person signing on its behalf are duly authorized to execute and deliver this Third Amendment, and that this Third Amendment constitutes the legal, valid and binding obligation of Tenant.

F.

Execution by Facsimile or Electronic Mail. The parties agree that this Third Amendment may be transmitted between them by facsimile machine or electronic mail and the parties intend that a faxed or emailed Third Amendment containing either the original and/or copies of the signature of all parties shall constitute a binding Third Amendment.

G.

Governing Law/Binding Effect. The Lease and this Third Amendment and the rights and obligations of both parties thereunder and hereunder shall be governed by the laws of the State of Connecticut and shall be binding upon and inure to the benefit of the Landlord and Tenant and their respective legal representatives, successors and assigns.

H.

General Provisions. This Third Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument. Tenant represents and warrants to Landlord that no portion of the Premises has been assigned, sublet or licensed for use by any occupant. Tenant acknowledges that Tenant has no claim of default, setoff, counterclaim or defenses and no claim of abatement, reduction, adjustments, or concessions with respect to Base Rent and/or other charges under the Lease as of the date hereof, and to the extent any of the same exist, they are hereby waived in full.

I.

Effective Date. The submission of this document for examination and negotiation does not constitute an offer to lease, or a reservation of, or option for, the Premises. This Third Amendment shall become effective and binding only upon execution and delivery of this Third Amendment by all of the parties hereto and approval by Landlord’s lenders as applicable.

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IN WITNESS WHEREOF, Landlord and Tenant have caused this Third Amendment to be duly executed as of the day and year first written above.

WITNESSED BY:	LANDLORD:
DIV DANBURY 187, LLC, a Delaware limited liability company
/s/ Michelle Houlihan
Signature of Witness	By:	Danbury 187 Manager Corp., its manager
Print Name: Michelle Houlihan

/s/ Barbara Stanley		By:	/s/ Jonathan G. Davis
Signature of Witness		Name:	Jonathan G. Davis
Print Name: Barbara Stanley		Title:	CEO

DIV LINDEN 187, LLC, a Delaware limited liability company

/s/ Michelle Houlihan
Signature of Witness	By:	Linden 187 Manager Corp., its manager
Print Name: Michelle Houlihan

/s/ Barbara Stanley		By:	/s/ Jonathan G. Davis
Signature of Witness		Name:	Jonathan G. Davis
Print Name: Barbara Stanley		Title:	CEO

TENANT:
SIRIUSDECISIONS, INC., a Delaware corporation
/s/ Dawn Schwaeber
Signature of Witness
Print Name: Dawn Schwaeber

/s/ Marie Herzfeld	By:	/s/ Rich Benvenuto
Signature of Witness	Name:	Rich Benvenuto
Print Name: Marie Herzfeld	Title:	VP

STATE OF	Massachusetts	)
		)	ss.	Boston
COUNTY OF	Suffolk	)

On this the 1st day of November, 2012, before me, the undersigned officer, personally appeared Jonathan G. Davis, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged himself/herself to be the CEO of Danbury 187 Manager Corp., a corporation, and that he/she, as such CEO, being authorized so to do, executed the foregoing instrument as the free act and deed of Danbury 187 Manager Corp. as the Manager of DIV DANBURY 187, LLC for the purposes contained therein by signing the name of Danbury 187 Manager Corp. by himself/herself as such CEO.

IN WITNESS WHEREOF, I hereunto set my hand.

/s/ Jean Della Piana
Commissioner of the Superior Court
Notary Public
[Affix Notarial Seal]	My Commission Expires:

STATE OF	Massachusetts	)
		)	ss.	Boston
COUNTY OF	Suffolk	)

On this the day of 1st day of November, 2012, before me, the undersigned officer, personally appeared Jonathan G. Davis, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged himself/herself to be the CEO of Linden 187 Manager Corp., a corporation, and that he/she, as such officers, being authorized so to do, executed the foregoing instrument as the free act and deed of Linden 187 Manager Corp. as the Manager of DIV DANBURY 187, LLC for the purposes contained therein by signing the name of Linden 187 Manager Corp. by himself/herself as such CEO.

IN WITNESS WHEREOF, I hereunto set my hand.

/s/ Jean Della Piana
Commissioner of the Superior Court
Notary Public
[Affix Notarial Seal]	My Commission Expires:

STATE OF	)
	)	ss.
COUNTY OF	)

On this the 24 day of October, 2012, before me, the undersigned officer, personally appeared Richard Benvenuto, who acknowledged himself to be the VP Finance of SIRIUSDECISIONS, INC., a Delaware corporation, and that he, as such                              , being authorized so to do, executed the foregoing instrument as his free act and deed and the free act and deed of the limited liability company for the purposes contained therein by signing the name of the limited liability company by himself as such officer.

IN WITNESS WHEREOF, I hereunto set my hand.

/s/ Toni Essertier
Commissioner of the Superior Court/
Notary Public
My Commission Expires:

[Affix Notarial Seal]

SECRETARY’S CERTIFICATE

I, Richard ELDH, Secretary of Siriusdecisions, Inc., a Delaware corporation (the “Corporation”), hereby certify that Rich Benvenuto, as VP Finance of the Corporation has authority to execute and deliver to DIV Danbury 187, LLC and DIV Linden 187, LLC the Third Amendment to Lease related to the building located at, known as and numbered 187 Danbury Road, Wilton, Connecticut, a copy of which Third Amendment to Lease is attached hereto and made a part hereof on behalf of the Corporation.

Witness my signature on this 24th day of October, 2012.

Siriusdecisions, Inc.

By:	/s/ Richard E. Eldh
Name:	Richard E. Eldh
Title:	Secretary